                                                       Registration No._________

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                Tab Products Co.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                      94-1190862
------------------------------------    ----------------------------------------
  (State or other jurisdiction           (I.R.S. employer identification no.)
 of incorporation or organization)

                    2130 Gold Street, Post Office Box 649061
                             San Jose, CA 95164-9061
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Tab Products Co.
                            Tax Deferred Savings Plan
               ---------------------------------------------------
                            (Full title of the plan)

                                  Hans A. Wolf
                         Interim Chief Executive Officer
                                Tab Products Co.
                    2130 Gold Street, Post Office Box 649061
                             San Jose, CA 95164-9061
               ---------------------------------------------------
                     (Name and address of agent for service)


Telephone number, including area code, of agent for service: 408-586-1600.

This registration statement shall hereafter become effective in accordance with Rule 462 promulgated under the Securities Act of 1933, as amended.

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

----------------------------------------------------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
                                                        Proposed               Proposed
      Title of                                           maximum                maximum
  Securities to be             Amount to be           offering price           aggregate               Amount of
     registered                registered(1)           per share(2)          offering price(2)       registration fee
----------------------------------------------------------------------------------------------------------------------

Common Stock                     800,000                 $4.125               $3,300,000               $871.20
Par Value $.01



--------------------------------------
(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Tab Products Co. Tax Deferred Savings Plan.

(2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee. The $4.125 price is based upon the average of the high and low prices of the Common Stock on September 14, 2000, as reported on the American Stock Exchange.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

Item 3.           INCORPORATION OF DOCUMENTS BY REFERENCE

                  Tab Products Co. (the "Company") hereby incorporates by reference in this registration statement the following documents:

                  (a) The Company's latest annual report on Form 10-K filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), containing audited financial statements for the Company's latest fiscal year ended May 31, 2000, as filed with the Securities and Exchange Commission on August 18, 2000, and the latest annual report for the Tab Products Co. Tax Deferred Savings Plan on Form 11-K filed pursuant to Sections 13(a) or 15(d) of the Exchange Act, containing audited financial statements for the Plan's fiscal year ended May 31, 1999, filed December 14, 1999.

                  (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the registrant document referred to in (a) above.

                  (c) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A12B filed on November 25, 1996 under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.           DESCRIPTION OF SECURITIES

                  The class of securities to be offered is registered under
Section 12 of the Exchange Act.

Item 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

                  Inapplicable.

Item 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

              Delaware law authorizes corporations to eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach or alleged breach of the directors' "duty of care." While the relevant statute does not change directors' duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission. The statute has no effect on directors' duty of loyalty, acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, illegal payment of dividends and approval of any transaction from which a director derives an improper personal benefit.

              The Company has adopted provisions in its Certificate of Incorporation which eliminate the personal liability of its directors to the Company and its stockholders for monetary damages for breach or alleged breach of their duty of care. The Bylaws of the Company provide for indemnification of its directors, officers, employees and agents to the full extent permitted by the General Corporation Law of the State of Delaware, the Company's state of incorporation, including those circumstances in which indemnification would otherwise be discretionary under Delaware Law. Section 145 of the General Corporation Law of the State of Delaware provides for indemnification in terms sufficiently broad to indemnify such individuals, under certain circumstances, for liabilities (including reimbursement of expenses incurred) arising under the Securities Act.

Item 7.           EXEMPTION FROM REGISTRATION CLAIMED

                  Inapplicable.

Item 8.           EXHIBITS

              See Exhibit Index. The undersigned registrant hereby undertakes to submit the Plan and any amendments thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.

Item 9.           UNDERTAKINGS

                  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
Section 10(a)(3) of the Securities Act;

                           (ii)     To reflect in the prospectus any facts or
events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                           (iii)    To include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

PROVIDED, HOWEVER, that paragraphs (1)(i) and (l)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 20, 2000.


                                 TAB PRODUCTS CO.



                                 By:       /s/ Hans A. Wolf
                                       ----------------------------------------
                                       Hans A. Wolf
                                       Chairman of the Board & Interim Chief
                                       Executive Officer

                        SIGNATURES AND POWER OF ATTORNEY

         The officers and directors of Tab Products Co. whose signatures appear below, hereby constitute and appoint Hans A. Wolf and David J. Davis, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that each of said attorney and agent, or their or his substitutes, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                Signature                                       Title                                Date
---------------------------------------       ---------------------------------------       --------------------

     /s/ Hans A. Wolf                         Chairman of the Board and  Interim Chief            9/20/00
------------------------------                Executive Officer (Principal Executive
HANS A. WOLF                                  Officer)


     /s/ David J. Davis                       Senior Vice President and Chief Financial           9/20/00
------------------------------                Officer (Principal Financial Officer)
DAVID J. DAVIS

     /s/ William R. Kinzie                    Corporate Controller and Chief Accounting           9/20/00
------------------------------                Officer (Principal Accounting Officer)
WILLIAM R. KINZIE

     /s/ Robert R. Augsburger                 Director                                            9/20/00
------------------------------
ROBERT R. AUGSBURGER

     /s/ Kathryn S. Hanson                    Director                                            9/20/00
------------------------------
KATHRYN S. HANSON

                                              Director                                     --------------------
------------------------------
JEFFREY A. HEIMBUCK

     /s/ Jerry K. Myers                       Director                                            9/20/00
------------------------------
JERRY K. MYERS


                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on September 20, 2000.

                                TAB PRODUCTS CO.
                                TAX DEFERRED SAVINGS PLAN

                                By:  /s/ Robert J. Sexton
                                    ------------------------------------------
                                     ROBERT J. SEXTON
                                     Treasurer and Member of the Administrative
                                     Committee for the Plan


                                POWER OF ATTORNEY


         The members of the Administrative Committee for the Tab Products Co. Tax Deferred Savings Plan whose signatures appear below, hereby constitute and appoint Robert J. Sexton their true and lawful attorney and agent, with full power of substitution, to sign and execute on behalf of the undersigned any amendment or amendments to this registration statement on Form S-8, and each of the undersigned does hereby ratify and confirm all that said attorney and agent, or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on September 20, 2000.

Signature                              Title
---------                              ------

     /s/ Robert J. Sexton              Member of the Administrative Committee
-----------------------------------
ROBERT J. SEXTON


     /s/ David J. Davis                Member of the Administrative Committee
-----------------------------------
DAVID J. DAVIS


     /s/ Nancy R. Green                Member of the Administrative Committee
-----------------------------------
NANCY R. GREEN


     /s/ Chris Crispel                 Member of the Administrative Committee
-----------------------------------
CHRIS CRISPEL

                                  EXHIBIT INDEX


4.1 Certificate of Incorporation of the Company is incorporated by reference to Exhibit 3.1 to the Company's Form 10-K filed with the Securities and Exchange Commission in 1993.

4.2 Second Amended and Restated Bylaws of the Company are incorporated by reference to Exhibit 4 to the Company's Form 8-K filed with the Securities and Exchange Commission on October 17, 1996.

4.3 A copy of the Internal Revenue Service determination letter that the Tab Products Co. Tax Deferred Savings Plan, adopted on June 1, 1978, and amended on May 25, 1995, is qualified under Section 401 of the Internal Revenue Code.

5         Opinion re legality

23.1      Consent of Counsel (included in Exhibit 5)

23.2      Consent of Deloitte & Touche, LLP

23.3      Consent of Mohler, Nixon & Williams, Accountancy Corporation

24 Power of Attorney (included in signature pages to this registration statement)